UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)	October 1, 2019

Home Bancorp, Inc.

(Exact name of registrant as specified in its charter)

Louisiana	001-34190	71-1051785
(State or other jurisdiction	(Commission File Number)	(IRS Employer
of incorporation)		Identification No.)

503 Kaliste Saloom Road, Lafayette, Louisiana	70508
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code	(337) 237-1960

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Common Stock	HBCP	Nasdaq Stock Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company   ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.   ☐

Item 4.01	Changes in Registrant's Certifying Accountant.

Effective October 1, 2019, Home Bancorp, Inc.’s (the “Company”) independent registered public accounting firm, Porter Keadle Moore, LLC (“PKM”) combined its practice (the “Practice Combination”) with Wipfli LLP (“Wipfli”). As a result of the Practice Combination, PKM effectively resigned as the Company's independent registered public accounting firm and Wipfli, as the successor to PKM following the Practice Combination, was engaged as the Company's independent registered public accounting firm. The Company's Audit Committee was notified of the Practice Combination and the effective resignation of PKM and ratified and approved the engagement of Wipfli.

The reports of PKM on the financial statements of the Company for the years ended December 31, 2018 and 2017 contained no adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principle. In connection with its audits of the years ended December 31, 2018 and 2017 and reviews of the Company's financial statements through June 30, 2019, there were no (i) disagreements with PKM on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of PKM, would have caused them to make reference thereto in their report on the financial statements for such years or (ii) “reportable events,” as that term is defined in Item 304(a)(1)(v) of Regulation S-K.

The Company has furnished to PKM the statements made in this Item 4.01. Attached as Exhibit 16.1 to this Form 8-K is PKM’s letter to the Commission, dated October 4, 2019 regarding these statements.

During the two most recent fiscal years and through October 1, 2019, the Company has not consulted with Wipfli on any matter that (i) involved the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company's financial statements, in each case where a written report was provided or oral advice was provided that Wipfli concluded was an important factor considered by the Company in reaching a decision as to the accounting, auditing or financial reporting issue; or (ii) was either the subject of a disagreement, as that term is defined in Item 304(a)(1)(iv) of Regulation S-K and the related instructions to Item 304 of Regulation S-K, or a reportable event, as that term is defined in Item 304(a)(1)(v) of Regulation S-K.

ITEM 9.01	Financial Statements and Exhibits

(a)	Not applicable.
(b)	Not applicable.
(c)	Not applicable.
(d)	Exhibits

The following exhibit is filed herewith.

Exhibit Number	Description
16.1	Letter, dated October 4, 2019 from Porter Keadle Moore, LLC to the Securities and Exchange Commission, regarding change in certifying accountant of the Company.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HOME BANCORP, INC.

Date: October 4, 2019	By:	/s/ Joseph B. Zanco
Joseph B. Zanco
Chief Financial Officer

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EXHIBIT INDEX

Exhibit Number	Description
16.1	Letter, dated October 4, 2019 from Porter Keadle Moore, LLC to the Securities and Exchange Commission, regarding change in certifying accountant of the Company.

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